Commitments and Contingencies	12 Months Ended
Dec. 31, 2013
Commitments and Contingencies
Commitments and Contingencies

NOTE 13. Commitments and Contingencies

Capital and Operating Leases:

Rental expense under operating leases was $330 million in 2013, $300 million in 2012 and $279 million in 2011. It is 3M's practice to secure renewal rights for leases, thereby giving 3M the right, but not the obligation, to maintain a presence in a leased facility. 3M has two primary capital leases. First, 3M has a capital lease, which became effective in April 2003, that involves a building in the United Kingdom (with a lease term of 22 years). During the second quarter of 2003, 3M recorded a capital lease asset and obligation of approximately 33.5 million British Pound (GBP), or approximately $55 million at December 31, 2013 exchange rates. Second, during the fourth quarter of 2009, 3M recorded a capital lease asset and obligation of approximately $50 million related to an IT investment with an amortization period of seven years.

Minimum lease payments under capital and operating leases with non-cancelable terms in excess of one year as of December 31, 2013, were as follows:

	Capital Leases	Operating Leases
(Millions)
2014	$23	$216
2015	9	170
2016	9	128
2017	5	98
2018	3	54
After 2018	30	182
Total	$79	$848
Less: Amounts representing interest	4
Present value of future minimum lease payments	75
Less: Current obligations under capital leases	17
Long-term obligations under capital leases	$58

Warranties/Guarantees:

3M's accrued product warranty liabilities, recorded on the Consolidated Balance Sheet as part of current and long-term liabilities, are estimated at approximately $31 million at December 31, 2013 and $28 million at December 31, 2012. 3M does not consider this amount to be material. The fair value of 3M guarantees of loans with third parties and other guarantee arrangements are not material.

Related Party Activity:

3M does not have any material related party activity that is not in the ordinary course of business.

Legal Proceedings:

The Company and some of its subsidiaries are involved in numerous claims and lawsuits, principally in the United States, and regulatory proceedings worldwide. These include various products liability (involving products that the Company now or formerly manufactured and sold), intellectual property, and commercial claims and lawsuits, including those brought under the antitrust laws, and environmental proceedings. Unless otherwise stated, the Company is vigorously defending all such litigation.

Process for Disclosure and Recording of Liabilities and Insurance Receivables Related to Legal Proceedings

Many lawsuits and claims involve highly complex issues relating to causation, scientific evidence, and whether there are actual damages and are otherwise subject to substantial uncertainties. Assessments of lawsuits and claims can involve a series of complex judgments about future events and can rely heavily on estimates and assumptions. The Company complies with the requirements of ASC Topic 450, Contingencies, and related guidance, and records liabilities for legal proceedings in those instances where it can reasonably estimate the amount of the loss and where liability is probable. Where the reasonable estimate of the probable loss is a range, the Company records the most likely estimate of the loss, or the low end of the range if there is no one best estimate. The Company either discloses the amount of a possible loss or range of loss in excess of established accruals if estimable, or states that such an estimate cannot be made. The Company discloses significant legal proceedings even where liability is not probable or the amount of the liability is not estimable, or both, if the Company believes there is at least a reasonable possibility that a loss may be incurred.

The Company estimates insurance receivables based on an analysis of its numerous policies, including their exclusions, pertinent case law interpreting comparable policies, its experience with similar claims, and assessment of the nature of the claim and remaining coverage, and records an amount it has concluded is likely to be recovered. For those insured matters where the Company has taken an accrual, the Company also records receivables for the amount of insurance that it expects to recover under the Company's insurance program. For those insured matters where the Company has not taken an accrual because the liability is not probable or the amount of the liability is not estimable, or both, but where the Company has incurred an expense in defending itself, the Company records receivables for the amount of insurance that it expects to recover for the expense incurred.

Because litigation is subject to inherent uncertainties, and unfavorable rulings or developments could occur, there can be no certainty that the Company may not ultimately incur charges in excess of presently recorded liabilities. A future adverse ruling, settlement, or unfavorable development could result in future charges that could have a material adverse effect on the Company's results of operations or cash flows in the period in which they are recorded. The Company currently believes that such future charges, if any, would not have a material adverse effect on the consolidated financial position of the Company. Based on experience and developments, the Company reexamines its estimates of probable liabilities and associated expenses and receivables each period, and whether it is able to estimate a liability previously determined to be not estimable and/or not probable. Where appropriate, the Company makes additions to or adjustments of its estimated liabilities. As a result, the current estimates of the potential impact on the Company's consolidated financial position, results of operations and cash flows for the legal proceedings and claims pending against the Company could change in the future.

The following table shows the major categories of significant legal matters – respirator mask/asbestos litigation (including Aearo – described below), environmental remediation and other environmental liabilities -- for which the Company has been able to estimate its probable liability and for which the Company has recorded accruals and the related insurance receivables:

Liability and Receivable Balances
At December 31
(Millions)	2013	2012	2011

Respirator mask/asbestos liabilities	$152	$154	$130
Respirator mask/asbestos insurance receivables	58	87	121

Environmental remediation liabilities	$27	$29	$28
Environmental remediation insurance receivables	11	11	15

Other environmental liabilities	$48	$57	$75
Other environmental insurance receivables	15	15	―

The following sections first describe the significant legal proceedings in which the Company is involved, and then describe the liabilities and associated insurance receivables the Company has accrued relating to its significant legal proceedings.

Respirator Mask/Asbestos Litigation

As of December 31, 2013, the Company is a named defendant, with multiple co-defendants, in numerous lawsuits in various courts that purport to represent approximately 2,200 individual claimants, compared to approximately 2,060 individual claimants with actions pending at December 31, 2012.

The vast majority of the lawsuits and claims resolved by and currently pending against the Company allege use of some of the Company's mask and respirator products and seek damages from the Company and other defendants for alleged personal injury from workplace exposures to asbestos, silica, coal mine dust or other occupational dusts found in products manufactured by other defendants or generally in the workplace. A minority of the lawsuits and claims resolved by and currently pending against the Company generally allege personal injury from occupational exposure to asbestos from products previously manufactured by the Company, which are often unspecified, as well as products manufactured by other defendants, or occasionally at Company premises.

The Company's current volume of new and pending matters is substantially lower than its historical experience. The Company expects that filing of claims by unimpaired claimants in the future will continue to be at much lower levels than in the past. Accordingly, the number of claims alleging more serious injuries, including mesothelioma and other malignancies, will represent a greater percentage of total claims than in the past. The Company has prevailed in all nine cases taken to trial, including seven of the eight cases tried to verdict (such trials occurred in 1999, 2000, 2001, 2003, 2004, and 2007), and an appellate reversal in 2005 of the 2001 jury verdict adverse to the Company. The ninth case, tried in 2009, was dismissed by the Court at the close of plaintiff's evidence, based on the Court's legal finding that the plaintiff had not presented sufficient evidence to support a jury verdict. The plaintiffs appealed, but in February 2012 the California Court of Appeals granted the plaintiff's voluntary dismissal of the appeal.

The Company has demonstrated in these past trial proceedings that its respiratory protection products are effective as claimed when used in the intended manner and in the intended circumstances. Consequently the Company believes that claimants are unable to establish that their medical conditions, even if significant, are attributable to the Company's respiratory protection products. Nonetheless the Company's litigation experience indicates that claims of persons with malignant conditions are costlier to resolve than the claims of unimpaired persons, and it therefore believes the average cost of resolving pending and future claims on a per-claim basis will continue to be higher than it experienced in prior periods when the vast majority of claims were asserted by the unimpaired.

As previously reported, the State of West Virginia, through its Attorney General, filed a complaint in 2003 against the Company and two other manufacturers of respiratory protection products in the Circuit Court of Lincoln County, West Virginia and amended its complaint in 2005. The amended complaint seeks substantial, but unspecified, compensatory damages primarily for reimbursement of the costs allegedly incurred by the State for worker's compensation and healthcare benefits provided to all workers with occupational pneumoconiosis and unspecified punitive damages. While the case has been inactive since the fourth quarter of 2007, the court held a case management conference in March 2011. In November 2013, the Attorney General of the State of West Virginia filed a motion to bifurcate the lawsuit into separate liability and damages proceedings. A hearing on that motion is expected to occur in the first quarter of 2014. No liability has been recorded for this matter because the Company believes that liability is not probable and estimable at this time. In addition, the Company is not able to estimate a possible loss or range of loss given the lack of any meaningful discovery responses by the State of West Virginia, the otherwise minimal activity in this case and the fact that the complaint asserts claims against two other manufacturers where a defendant's share of liability may turn on the law of joint and several liability and by the amount of fault, if any, a jury might allocate to each defendant if the case is ultimately tried.

Plaintiffs have asserted specific dollar claims for damages in approximately 50% of the 1,321 lawsuits that were pending against the Company at the end of 2013 in all jurisdictions. A majority of states restrict or prohibit specifying damages in tort cases such as these, and most of the remaining jurisdictions do not require such specification. In those cases in which plaintiffs choose to assert specific dollar amounts in their complaints, brought in states that permit such pleading, the amounts claimed are typically not meaningful as an indicator of the Company's potential liability. This is because (a) the amounts claimed typically bear no relation to the extent of the plaintiff's injury, if any; (b) the complaints nearly always assert claims against multiple defendants with the typical complaint asserting claims against as few as a dozen different defendants to upwards of 100 different defendants, the damages alleged are not attributed to individual defendants, and a defendant's share of liability may turn on the law of joint and several liability, which can vary by state, and by the amount of fault a jury allocates to each defendant if a case is ultimately tried before a jury; (c) many cases are filed against the Company even though the plaintiffs did not use any of the Company's products and, ultimately, are withdrawn or dismissed without any payment; and (d) many cases are brought on behalf of plaintiffs who have not suffered any medical injury, and, ultimately, are resolved without any payment or a payment that is a small fraction of the damages initially claimed. Of the 667 pending cases in which purported damage amounts are specified in the complaints, 391 cases involve claims of $100,000 or less (9 of which also allege punitive damages of $75,000, 27 of which also allege punitive damages of $10 million, and 3 of which also allege punitive damages of $20 million); 53 cases involve claims between $100,000 and $3 million (45 of which also allege punitive damages of $250,000, 3 of which also allege punitive damages of $1 million, and 1 of which also alleges punitive damages of $4 million); 10 cases involve claims between $3 million and $7.5 million (all of which also allege punitive damages of $5 million); 1 case involves a claim of $10 million; 170 cases involve claims of $10 million to $50 million (159 of which also allege punitive damages of $13 million, 1 of which also alleges punitive damages of $15 million, 2 of which also allege punitive damages of $20 million, and 8 of which also allege punitive damages of $90.5 million); 6 cases involve claims of $50 million (all of which also allege punitive damages of $50 million); and 36 cases involve claims of over $50 million (all of which allege punitive damages of $100 million). Some complaints allege that the compensatory and punitive damages are at least the amounts specified. As previously stated, the Company's experience and the other reasons cited indicate that the damage amounts specified in complaints are not a meaningful factor in any assessment of the Company's potential liability.

Respirator Mask/Asbestos Liabilities and Insurance Receivables: The Company estimates its respirator mask/asbestos liabilities, including the cost to resolve the claims and defense costs, by examining: (i) the Company's experience in resolving claims, (ii) apparent trends, (iii) the apparent quality of claims (e.g., whether the claim has been asserted on behalf of asymptomatic claimants), (iv) changes in the nature and mix of claims (e.g., the proportion of claims asserting usage of the Company's mask or respirator products and alleging exposure to each of asbestos, silica, coal or other occupational dusts, and claims pleading use of asbestos-containing products allegedly manufactured by the Company), (v) the number of current claims and a projection of the number of future asbestos and other claims that may be filed against the Company, (vi) the cost to resolve recently settled claims, and (vii) an estimate of the cost to resolve and defend against current and future claims.

Developments may occur that could affect the Company's estimate of its liabilities. These developments include, but are not limited to, significant changes in (i) the number of future claims, (ii) the average cost of resolving claims, (iii) the legal costs of defending these claims and in maintaining trial readiness, (iv) changes in the mix and nature of claims received, (v) trial and appellate outcomes, (vi) changes in the law and procedure applicable to these claims, and (vii) the financial viability of other co-defendants and insurers.

As a result of the Company's on-going review of its accruals and the greater cost of resolving claims of persons who claim more serious injuries, including mesothelioma and other malignancies, the Company increased its accruals in 2013 for respirator mask/asbestos liabilities by $48 million. In 2013, the Company made payments for fees and settlements of $47 million related to the respirator mask/asbestos litigation. As of December 31, 2013, the Company had accruals for respirator mask/asbestos liabilities of $127 million (excluding Aearo accruals). The Company cannot estimate the amount or range of amounts by which the liability may exceed the accrual the Company has established because of the (i) inherent difficulty in projecting the number of claims that have not yet been asserted, (ii) the complaints nearly always assert claims against multiple defendants where the damages alleged are typically not attributed to individual defendants so that a defendant's share of liability may turn on the law of joint and several liability, which can vary by state, (iii) the multiple factors described above that the Company considers in estimating its liabilities, and (iv) the several possible developments described above that may occur that could affect the Company's estimate of liabilities.

As of December 31, 2013, the Company's receivable for insurance recoveries related to the respirator mask/asbestos litigation was $58 million. The Company estimates insurance receivables based on an analysis of its numerous policies, including their exclusions, pertinent case law interpreting comparable policies, its experience with similar claims, and assessment of the nature of each claim and remaining coverage, and records an amount it has concluded is likely to be recovered. Various factors could affect the timing and amount of recovery of this receivable, including (i) delays in or avoidance of payment by insurers; (ii) the extent to which insurers may become insolvent in the future, and (iii) the outcome of negotiations with insurers and legal proceedings with respect to respirator mask/asbestos liability insurance coverage.

As previously reported, on January 5, 2007 the Company was served with a declaratory judgment action filed on behalf of two of its insurers (Continental Casualty and Continental Insurance Co. – both part of the Continental Casualty Group) disclaiming coverage for respirator mask/asbestos claims. The action, in the District Court in Ramsey County, Minnesota, sought declaratory judgment regarding coverage provided by the policies and the allocation of covered costs among the policies issued by the various insurers. The action named, in addition to the Company, over 60 of the Company's insurers. The plaintiffs, Continental Casualty and Continental Insurance Co., as well as a significant number of the insurer defendants named in the amended complaint had been dismissed because of settlements they had reached with the Company regarding the matters at issue in the lawsuit. In July 2013, the Company reached agreements in principle with the remaining insurers in the lawsuit. The Company and those insurers have been in the process of preparing formal settlement agreements. After all of the settlement agreements have been executed, the Court will issue dismissal orders at which time this matter will be concluded. During 2013, the Company received payments of $29 million from settlements with insurers.

The Company has unresolved coverage with claims-made carriers for respirator mask claims. Once the claims-made insurance coverage is resolved, the Company will have collected substantially all of its remaining insurance coverage for respirator mask claims.

Respirator Mask/Asbestos Litigation – Aearo Technologies

On April 1, 2008, a subsidiary of the Company purchased the stock of Aearo Holding Corp., the parent of Aearo Technologies (“Aearo”). Aearo manufactured and sold various products, including personal protection equipment, such as eye, ear, head, face, fall and certain respiratory protection products.

As of December 31, 2013, Aearo and/or other companies that previously owned and operated Aearo's respirator business (American Optical Corporation, Warner-Lambert LLC, AO Corp. and Cabot Corporation (“Cabot”)) are named defendants, with multiple co-defendants, including the Company, in numerous lawsuits in various courts in which plaintiffs allege use of mask and respirator products and seek damages from Aearo and other defendants for alleged personal injury from workplace exposures to asbestos, silica-related, or other occupational dusts found in products manufactured by other defendants or generally in the workplace.

As of December 31, 2013, the Company, through its Aearo subsidiary, has recorded $25 million as the best estimate of the probable liabilities for product liabilities and defense costs related to current and future Aearo-related asbestos and silica-related claims. Responsibility for legal costs, as well as for settlements and judgments, is currently shared in an informal arrangement among Aearo, Cabot, American Optical Corporation and a subsidiary of Warner Lambert and their insurers (the “Payor Group”). Liability is allocated among the parties based on the number of years each company sold respiratory products under the “AO Safety” brand and/or owned the AO Safety Division of American Optical Corporation and the alleged years of exposure of the individual plaintiff. Aearo's share of the contingent liability is further limited by an agreement entered into between Aearo and Cabot on July 11, 1995. This agreement provides that, so long as Aearo pays to Cabot a quarterly fee of $100,000, Cabot will retain responsibility and liability for, and indemnify Aearo against, any product liability claims involving exposure to asbestos, silica, or silica products for respirators sold prior to July 11, 1995. Because of the difficulty in determining how long a particular respirator remains in the stream of commerce after being sold, Aearo and Cabot have applied the agreement to claims arising out of the alleged use of respirators involving exposure to asbestos, silica or silica products prior to January 1, 1997. With these arrangements in place, Aearo's potential liability is limited to exposures alleged to have arisen from the use of respirators involving exposure to asbestos, silica, or silica products on or after January 1, 1997. To date, Aearo has elected to pay the quarterly fee. Aearo could potentially be exposed to additional claims for some part of the pre-July 11, 1995 period covered by its agreement with Cabot if Aearo elects to discontinue its participation in this arrangement, or if Cabot is no longer able to meet its obligations in these matters.

In March 2012, Cabot CSC Corporation and Cabot Corporation filed a lawsuit against Aearo in the Superior Court of Suffolk County, Massachusetts seeking declaratory relief as to the scope of Cabot's indemnity obligations under the July 11, 1995 agreement, including whether Cabot has retained liability for coal workers' pneumoconiosis claims, and seeking damages for breach of contract.

Developments may occur that could affect the estimate of Aearo's liabilities. These developments include, but are not limited to: (i) significant changes in the number of future claims, (ii) significant changes in the average cost of resolving claims, (iii) significant changes in the legal costs of defending these claims, (iv) significant changes in the mix and nature of claims received, (v) trial and appellate outcomes, (vi) significant changes in the law and procedure applicable to these claims, (vii) significant changes in the liability allocation among the co-defendants, (viii) the financial viability of members of the Payor Group including exhaustion of available coverage limits, and/or (ix) a determination that the interpretation of the contractual obligations on which Aearo has estimated its share of liability is inaccurate. The Company cannot determine the impact of these potential developments on its current estimate of Aearo's share of liability for these existing and future claims. If any of the developments described above were to occur, the actual amount of these liabilities for existing and future claims could be significantly larger than the amount accrued.

Because of the inherent difficulty in projecting the number of claims that have not yet been asserted, the complexity of allocating responsibility for future claims among the Payor Group, and the several possible developments that may occur that could affect the estimate of Aearo's liabilities, the Company cannot estimate the amount or range of amounts by which Aearo's liability may exceed the accrual the Company has established.

Environmental Matters and Litigation

The Company's operations are subject to environmental laws and regulations including those pertaining to air emissions, wastewater discharges, toxic substances, and the handling and disposal of solid and hazardous wastes enforceable by national, state, and local authorities around the world, and private parties in the United States and abroad. These laws and regulations provide, under certain circumstances, a basis for the remediation of contamination, for restoration of or compensation for damages to natural resources, and for personal injury and property damage claims. The Company has incurred, and will continue to incur, costs and capital expenditures in complying with these laws and regulations, defending personal injury and property damage claims, and modifying its business operations in light of its environmental responsibilities. In its effort to satisfy its environmental responsibilities and comply with environmental laws and regulations, the Company has established, and periodically updates, policies relating to environmental standards of performance for its operations worldwide.

Under certain environmental laws, including the United States Comprehensive Environmental Response, Compensation and Liability Act of 1980 and similar state laws, the Company may be jointly and severally liable, typically with other companies, for the costs of remediation of environmental contamination at current or former facilities and at off-site locations. The Company has identified numerous locations, most of which are in the United States, at which it may have some liability. Please refer to the section entitled “Environmental Liabilities and Insurance Receivables” that follows for information on the amount of the accrual.

Environmental Matters

As previously reported, the Company has been voluntarily cooperating with ongoing reviews by local, state, national (primarily the U.S. Environmental Protection Agency (EPA)), and international agencies of possible environmental and health effects of various perfluorinated compounds (“PFCs”), including perfluorooctanyl compounds such as perfluorooctanoate (“PFOA”) and perfluorooctane sulfonate (“PFOS”). As a result of its phase-out decision in May 2000, the Company no longer manufactures perfluorooctanyl compounds. The company ceased manufacturing and using the vast majority of these compounds within approximately two years of the phase-out announcement, and ceased all manufacturing and the last significant use of this chemistry by 2008. Through its ongoing life cycle management and its raw material composition identification processes associated with the Company's policies covering the use of all persistent and bio-accumulative materials, the Company has on occasion identified the presence of precursor chemicals in materials purchased from suppliers that may ultimately degrade to PFOA, PFOS, or similar compounds. Upon such identification, the Company works to find alternatives for such chemicals.

Regulatory activities concerning PFOA and/or PFOS continue in the United States, Europe and elsewhere, and before certain international bodies. These activities include gathering of exposure and use information, risk assessment, and consideration of regulatory approaches. The EPA continues to develop Drinking Water Health Advisories for PFOS and PFOA, which are expected to be released in 2014. Those advisory levels will supersede the current provisional advisory levels. In an effort to move toward developing standards under the Safe Drinking Water Act, the EPA published on May 2, 2012 a list of unregulated substances, including six PFCs, required to be monitored during the period 2013-2015 by public water system suppliers to determine the extent of their occurrence.

The Company is continuing to make progress in its work, under the supervision of state regulators, to address its historic disposal of PFC-containing waste associated with manufacturing operations at the Cottage Grove, Minnesota and Decatur, Alabama plants.

3M completed its third and final phase of work pursuant to a Memorandum of Understanding with the EPA regarding an environmental assessment program at the Company's Decatur manufacturing site. That work included groundwater sampling off-site from the 3M Decatur facility as well as at three local landfills used by the facility. The Company shared results from this final phase of sampling work with the EPA in September 2012 and submitted an updated analysis of the sampling work in late 2013. The submittal of the updated analysis fulfilled 3M's obligations under the Memorandum of Understanding.

As previously reported, the Company entered into a voluntary remedial action agreement with the Alabama Department of Environmental Management (ADEM) to address the presence of PFCs in the soil at the Company's manufacturing facility in Decatur, Alabama. Pursuant to a permit issued by ADEM, for approximately twenty years, the Company incorporated its wastewater treatment plant sludge containing PFCs in fields at its Decatur facility. After a review of the available options to address the presence of PFCs in the soil, ADEM agreed that the preferred remediation option is to use a multilayer cap over the former sludge incorporation areas on the manufacturing site with subsequent groundwater migration controls and treatment. Implementation of that option will continue throughout the balance of 2014 and is expected to be completed in 2017.

The Company continues to work with the Minnesota Pollution Control Agency (MPCA) pursuant to the terms of the previously disclosed May 2007 Settlement Agreement and Consent Order to address the presence of certain PFCs in the soil and groundwater at former disposal sites in Washington County, Minnesota (Oakdale and Woodbury) and at the Company's manufacturing facility at Cottage Grove, Minnesota. Under this agreement, the Company's principal obligations include (i) evaluating releases of certain PFCs from these sites and proposing response actions; (ii) providing treatment or alternative drinking water upon identifying any level exceeding a Health Based Value (“HBV”) or Health Risk Limit (“HRL”) (i.e., the amount of a chemical in drinking water determined by the Minnesota Department of Health (MDH) to be safe for human consumption over a lifetime) for certain PFCs for which a HBV and/or HRL exists as a result of contamination from these sites; (iii) remediating identified sources of other PFCs at these sites that are not controlled by actions to remediate PFOA and PFOS; and (iv) sharing information with the MPCA about certain perfluorinated compounds. During 2008, the MPCA issued formal decisions adopting remedial options for the former disposal sites in Washington County, Minnesota (Oakdale and Woodbury). In August 2009, the MPCA issued a formal decision adopting remedial options for the Company's Cottage Grove manufacturing facility. During the spring and summer of 2010, 3M began implementing the agreed upon remedial options at the Cottage Grove and Woodbury sites. 3M commenced the remedial option at the Oakdale site in late 2010. At each location the remedial options were recommended by the Company and approved by the MPCA. Remediation work has been completed at the Oakdale and Woodbury sites, and they are in an operational maintenance mode. Remediation will continue at the Cottage Grove site during 2014.

The Company cannot predict what additional regulatory actions arising from the foregoing proceedings and activities, if any, may be taken regarding such compounds or the consequences of any such actions.

Environmental Litigation

As previously reported, a former employee filed a purported class action lawsuit in 2002 in the Circuit Court of Morgan County, Alabama, seeking unstated damages and alleging that the plaintiffs suffered fear, increased risk, subclinical injuries, and property damage from exposure to certain perfluorochemicals at or near the Company's Decatur, Alabama, manufacturing facility. The Circuit Court in 2005 granted the Company's motion to dismiss the named plaintiff's personal injury-related claims on the basis that such claims are barred by the exclusivity provisions of the state's Workers Compensation Act. The plaintiffs' counsel filed an amended complaint in November 2006, limiting the case to property damage claims on behalf of a purported class of residents and property owners in the vicinity of the Decatur plant. In May 2013, the Court stayed the case for an unknown period due to the filing of a bankruptcy petition by a co-defendant.

Also, in 2005, the judge in a second purported class action lawsuit (filed by three residents of Morgan County, Alabama, seeking unstated compensatory and punitive damages involving alleged damage to their property from emissions of certain perfluorochemical compounds from the Company's Decatur, Alabama, manufacturing facility that formerly manufactured those compounds) granted the Company's motion to abate the case, effectively putting the case on hold pending the resolution of class certification issues in the first action described above, filed in the same court in 2002. Despite the stay, plaintiffs filed an amended complaint seeking damages for alleged personal injuries and property damage on behalf of the named plaintiffs and the members of a purported class. No further action in the case is expected unless and until the stay is lifted.

In February 2009, a resident of Franklin County, Alabama, filed a purported class action lawsuit in the Circuit Court of Franklin County seeking compensatory damages and injunctive relief based on the application by the Decatur utility's wastewater treatment plant of wastewater treatment sludge to farmland and grasslands in the state that allegedly contain PFOA, PFOS and other perfluorochemicals. The named defendants in the case include 3M, its subsidiary Dyneon LLC, Daikin America, Inc., Synagro-WWT, Inc., Synagro South, LLC, and Biological Processors of America. The named plaintiff seeks to represent a class of all persons within the State of Alabama who have had PFOA, PFOS, and other perfluorochemicals released or deposited on their property. In March 2010, the Alabama Supreme Court ordered the case transferred from Franklin County to Morgan County. In May 2010, consistent with its handling of the other matters, the Morgan County Circuit Court abated this case, putting it on hold pending the resolution of the class certification issues in the first case filed there.

In December 2010, the State of Minnesota, by its Attorney General Lori Swanson, acting in its capacity as trustee of the natural resources of the State of Minnesota, filed a lawsuit in Hennepin County District Court against 3M to recover damages (including unspecified assessment costs and reasonable attorney's fees) for alleged injury to, destruction of, and loss of use of certain of the State's natural resources under the Minnesota Environmental Response and Liability Act (MERLA) and the Minnesota Water Pollution Control Act (MWPCA), as well as statutory nuisance and common law claims of trespass, nuisance, and negligence with respect to the presence of PFCs in the groundwater, surface water, fish or other aquatic life, and sediments (the “NRD Lawsuit”). The State also seeks declarations under MERLA that 3M is responsible for all damages the State may suffer in the future for injuries to natural resources from releases of PFCs into the environment, and under MWPCA that 3M is responsible for compensation for future loss or destruction of fish, aquatic life, and other damages.

In January 2011, the City of Lake Elmo filed a motion to intervene in the NRD Lawsuit and seeking damages in excess of $50,000 and other legal and equitable relief, including reasonable attorneys' fees, for alleged contamination of city property, wells, groundwater and water contained in the wells with PFCs under several theories, including common law and statutory nuisance, strict liability, trespass, negligence, and conversion. The court granted the City of Lake Elmo's motion to intervene in this lawsuit. In August 2013, the City of Lake Elmo voluntarily dismissed without prejudice its claims in the NRD Lawsuit.

In November 2011, the Metropolitan Council filed a motion to intervene and a complaint in the NRD Lawsuit seeking compensatory damages and other legal, declaratory and equitable relief, including reasonable attorneys' fees, for costs and fees that the Metropolitan Council alleges it will be required to assess at some time in the future if the MPCA imposes restrictions on Metropolitan Council's PFOS discharges to the Mississippi River, including the installation and maintenance of a water treatment system. The Metropolitan Council's intervention motion was based on several theories, including common law negligence, and statutory claims under MERLA for response costs, and under the Minnesota Environmental Rights Act (MERA) for declaratory and equitable relief against 3M for PFOS and other PFC pollution of the waters and sediments of the Mississippi River. 3M did not object to the motion to intervene. In January 2012, 3M answered the Metropolitan Council's complaint and filed a counterclaim alleging that the Metropolitan Council discharges PFCs to the Mississippi River and discharges PFC-containing sludge and biosolids from one or more of its wastewater treatment plants onto agricultural lands and local area landfills. Accordingly, 3M requested that if the Court finds that the State is entitled to any of the damages the State seeks, 3M seeks contribution and apportionment from the Metropolitan Council, including attorneys' fees, under MERLA, and contribution from and liability for the Metropolitan Council's proportional share of damages awarded to the State under the MWPCA, as well as under statutory nuisance and common law theories of trespass, nuisance, and negligence. 3M also seeks declaratory relief under MERA.

In May 2012, 3M filed a motion to disqualify the State of Minnesota's counsel, Covington & Burling, LLP (Covington). In October 2012, the court granted 3M's motion to disqualify Covington as counsel to the State and the State and Covington appealed the court's disqualification to the Minnesota Court of Appeals. In July 2013, the Minnesota Court of Appeals affirmed the district court's disqualification order. In October 2013, the Minnesota Supreme Court granted both the State's and Covington's petition for review of the decision of the Minnesota Court of Appeals. In January 2014, the Minnesota Supreme Court heard oral arguments. If the Court affirms the Court of Appeals decision, the State will have 180 days following issuance of the Minnesota Supreme Court's decision to secure new counsel. In a separate but related action, the Company filed suit against Covington for breach of its fiduciary duties to the Company and for breach of contract arising out of Covington's representation of the State of Minnesota in the NRD Lawsuit.

The State of New Jersey filed suit in 2005 against Occidental Chemical Corporation, Tierra Solutions Inc., Maxus Energy Corporation and five other companies seeking cleanup and removal costs and other damages associated with the presence of dioxin and other hazardous substances in the sediment of a 17-mile stretch of the Passaic River in New Jersey. In June 2009, the Company, along with more than 250 other companies, was served with a third-party complaint by Tierra Solutions Inc. and Maxus Energy Corporation seeking contribution towards the cost and damages asserted or incurred for investigation and remediation of discharges to the Passaic River. The third-party complaint seeks to spread those costs among the third-party defendants, including 3M. Allegations asserted against 3M relate to its use of two commercial drum conditioning facilities in New Jersey. In March 2013, 3M and other third party defendants entered into a settlement agreement with the state of New Jersey for an amount that is not material to 3M. In December 2013, the Court approved the settlement and entered the Consent Judgment. The settlement resolves claims or potential claims by the State of New Jersey regarding discharges or alleged discharges into the Passaic River by the settling parties, and precludes certain cost recovery actions by the third-party plaintiffs. The settlement with the State of New Jersey does not include release from potential federal claims yet to be asserted. Total costs for the remedy currently proposed by EPA could easily exceed $1 billion. While the Company does not yet have a basis for estimating its potential exposure in the yet to be asserted EPA claim, the Company currently believes its allocable share of the possible loss, if any, is likely to be a fraction of one percent of the total costs because of the Company's limited potential involvement at this site.

For environmental litigation matters described in this section for which a liability, if any, has been recorded, the Company believes the amount recorded, as well as the possible loss or range of loss in excess of the established accrual is not material to the Company's consolidated results of operations or financial condition. For those matters for which a liability has not been recorded, the Company believes such liability is not probable and estimable and the Company is not able to estimate a possible loss or range of loss at this time, with the exception of the Passaic River litigation, where the Company's potential exposure, if any, is likely to be a fraction of one percent of the total costs.

Environmental Liabilities and Insurance Receivables

As of December 31, 2013, the Company had recorded liabilities of $27 million for estimated “environmental remediation” costs based upon an evaluation of currently available facts with respect to each individual site and also recorded related insurance receivables of $11 million. The Company records liabilities for remediation costs on an undiscounted basis when they are probable and reasonably estimable, generally no later than the completion of feasibility studies or the Company's commitment to a plan of action. Liabilities for estimated costs of environmental remediation, depending on the site, are based primarily upon internal or third-party environmental studies, and estimates as to the number, participation level and financial viability of any other potentially responsible parties, the extent of the contamination and the nature of required remedial actions. The Company adjusts recorded liabilities as further information develops or circumstances change. The Company expects that it will pay the amounts recorded over the periods of remediation for the applicable sites, currently ranging up to 20 years.

As of December 31, 2013, the Company had recorded liabilities of $48 million for “other environmental liabilities” based upon an evaluation of currently available facts to implement the Settlement Agreement and Consent Order with the MPCA, the remedial action agreement with ADEM, and to address trace amounts of perfluorinated compounds in drinking water sources in the City of Oakdale, Minnesota, as well as presence in the soil and groundwater at the Company's manufacturing facilities in Decatur, Alabama, and Cottage Grove, Minnesota, and at two former disposal sites in Washington County, Minnesota (Oakdale and Woodbury). The Company expects that most of the spending will occur over the next four years. As of December 31, 2013, the Company's receivable for insurance recoveries related to “other environmental liabilities” was $15 million.

It is difficult to estimate the cost of environmental compliance and remediation given the uncertainties regarding the interpretation and enforcement of applicable environmental laws and regulations, the extent of environmental contamination and the existence of alternative cleanup methods. Developments may occur that could affect the Company's current assessment, including, but not limited to: (i) changes in the information available regarding the environmental impact of the Company's operations and products; (ii) changes in environmental regulations, changes in permissible levels of specific compounds in drinking water sources, or changes in enforcement theories and policies, including efforts to recover natural resource damages; (iii) new and evolving analytical and remediation techniques; (iv) success in allocating liability to other potentially responsible parties; and (v) the financial viability of other potentially responsible parties and third-party indemnitors. For sites included in both “environmental remediation liabilities” and “other environmental liabilities,” at which remediation activity is largely complete and remaining activity relates primarily to operation and maintenance of the remedy, including required post-remediation monitoring, the Company believes the exposure to loss in excess of the amount accrued would not be material to the Company's consolidated results of operations or financial condition. However, for locations at which remediation activity is largely ongoing, the Company cannot estimate a possible loss or range of loss in excess of the associated established accruals for the reasons described above.

Other Matters

Commercial Litigation

3M completed its acquisition of Cogent, Inc. in December 2010. Several holders of Cogent shares, representing a total of approximately 5.8 million shares, asserted appraisal rights under Delaware law. Trial in Delaware occurred in November 2012, and in July 2013, the Delaware Chancery Court decided that the fair value of Cogent's shares on the closing date of the acquisition was $10.87 per share (plus pre-judgment interest), slightly more than the $10.50 per share paid at closing. The Court entered its final order on July 23, 2013. Neither party appealed, and the Company paid the holders of the approximately 5.8 million shares the fair value determined by the Delaware Chancery Court (plus pre-judgment interest).

In October 2012, four plaintiffs filed purported class actions against Ceradyne, Inc., its directors, 3M, and Cyborg Acquisition Corporation (a direct wholly owned subsidiary of 3M) in connection with 3M's proposed acquisition of Ceradyne. Two suits were filed in California Superior Court for Orange County, and two were filed in the Delaware Chancery Court. The suits alleged that the defendants breached and/or aided and abetted the breach of their fiduciary duties to Ceradyne by seeking to sell Ceradyne through an allegedly unfair process and for an unfair price and on unfair terms, and/or by allegedly failing to make adequate disclosures to Ceradyne stockholders regarding the acquisition of Ceradyne. 3M completed its acquisition of Ceradyne in November 2012. In November 2012, the parties reached a settlement with the California plaintiffs for an amount that is not material to the Company, while the Delaware plaintiffs dismissed their complaints without prejudice. The settlement will bind all former Ceradyne shareholders and has received preliminary approval from the California court. A final approval hearing was held in July 2013, and the California Court denied approval of the settlement. The plaintiffs filed a motion for reconsideration of the denial of approval of the settlement, which motion was denied by the California court. The plaintiffs then filed a motion for leave to amend their complaint, which motion was denied without prejudice in January 2014.

Separately, one Ceradyne shareholder, who purports to hold 16,656 shares, filed a petition for appraisal rights under Delaware law. In 2013, the parties reached a settlement of this matter for an amount that is not material to the Company.

The previously disclosed patent infringement litigation against Avery Dennison Corporation in the United States District Court for the District of Minnesota relating to retroreflective sheeting products used on traffic signs, pavement markings and other traffic control products was resolved in 2013 with the court entering a consent judgment in favor of 3M. Avery's separate claims of patent infringement and antitrust violations against 3M have been dismissed by the court with prejudice.

3M sued TransWeb Corporation in Minnesota in 2010 for infringement of several 3M patents covering fluorination and hydrocharging of filter media used in 3M's respirators and furnace filters. TransWeb does not make finished goods, but sells filter media to competitors of 3M's respirator and furnace filter businesses. TransWeb filed a declaratory judgment action in and successfully moved the litigation to the U.S. District Court for the District of New Jersey, seeking a declaration of invalidity and non-infringement of 3M's patents, and further alleging that 3M waited too long to enforce its rights. TransWeb also alleged 3M obtained the patents through inequitable conduct and that 3M's attempt to enforce the patents constitutes a violation of the antitrust laws. In November 2012, a jury returned a verdict in favor of TransWeb on all but one count, including findings that 3M's patents were invalid and not infringed, and that 3M had committed an antitrust violation by seeking to enforce a patent it had obtained fraudulently. The jury also recommended that the court find 3M had committed inequitable conduct in obtaining the patents, and that the patents were therefore unenforceable. Since the vast majority of TransWeb's claim for treble antitrust damages is in the form of its attorneys' fees and expenses in connection with the defense of the patent case, the parties agreed that the measure of damages would not go to the jury, but rather would be submitted to a special master after the trial. The special master's recommendations were forwarded to the court in September 2013. The court has not yet ruled on those recommendations or on 3M's pending motions seeking judgment in its favor on its claims and those of TransWeb. 3M intends to appeal if the court enters final judgment against 3M.

In December 2010, Meda AB, the Swedish-based acquirer of 3M's European pharmaceutical business, filed a lawsuit against 3M, and its subsidiaries, 3M Innovative Properties Company, and Riker Laboratories, Inc. (collectively, "3M"). Meda initially asserted claims against 3M for breach of contract and breach of the implied covenant of good faith and fair dealing. In October 2011, Meda amended its pleading to assert a claim for fraud. All three claims are based on allegations that 3M did not inform Meda about certain information relating to the pricing of a particular drug in France prior to the acquisition. Meda sought compensatory damages in excess of $300 million (including prejudgment interest), punitive damages, and attorneys' fees. A non-jury trial occurred in the U.S. District Court for the Southern District of New York in January 2013. In September 2013, the Court issued a decision in 3M's favor, rejecting all of Meda's claims. In October 2013, 3M filed a motion seeking attorneys' fees and costs. Also in October, Meda filed an appeal to the U.S. Court of Appeals for the Second Circuit. In December 2013, Meda agreed to dismiss its appeal and 3M agreed to dismiss its motion for fees and costs.

Shurtape Technologies, LLC sued 3M in the U.S. District Court for the Western District of North Carolina, alleging that 3M's ScotchBlue™ Painter's Masking Tape with Edge-Lock™ Paint Line Protector, which was introduced in late 2009, infringes Shurtape's U.S. patent describing masking tape having an absorbent coating applied to the edge of the tape and several of Shurtape's trademarks. 3M challenged both Shurtape's allegations of infringement and the validity of the patent. In September 2013, the parties finalized a settlement of this matter for an amount that is not material to the Company.

For commercial litigation matters described in this section for which a liability, if any, has been recorded, the Company believes the amount recorded, as well as the possible loss or range of loss in excess of the established accrual is not material to the Company's consolidated results of operations or financial condition. For those matters for which a liability has not been recorded, the Company believes that such liability is not probable and estimable and the Company is not able to estimate a possible loss or range of loss at this time.

Product Liability Litigation

Électricité de France (EDF) filed a lawsuit against 3M France in the French courts in 2006 claiming commercial loss and property damage after experiencing electrical network failures which EDF claims were caused by allegedly defective 3M transition splices. The French Court of Appeals at Versailles affirmed the commercial trial court's decision that the transition splices conformed to contract specifications which were thoroughly analyzed and tested by EDF before purchase and installation. The Court of Appeals, however, ordered a court-appointed expert to study the problem and issue a technical opinion on the cause of the network failures. The court-appointed expert is expected to submit his report to the commercial court by April 2014. Thereafter, the commercial court may take from six months to one year to render its decision.

One customer obtained an order in the French courts against 3M Purification SAS (a French subsidiary) in October 2011 appointing an expert to determine the amount of commercial loss and property damage allegedly caused by allegedly defective 3M filters used in the customer's manufacturing process. An Austrian subsidiary of this same customer also filed a claim against 3M Austria GmbH (an Austrian subsidiary) and 3M Purification SAS in the Austrian courts in September 2012 seeking damages for the same issue. Another customer filed a lawsuit against 3M Deutschland GmbH (a German subsidiary) in the German courts in March 2012 seeking commercial loss and property damage allegedly caused by the same 3M filters used in that customer's manufacturing process. The Company has resolved on an amicable basis claims of two other customers arising out of the same issue.

For product liability litigation matters described in this section for which a liability has been recorded, the Company believes the amount recorded is not material to the Company's consolidated results of operations or financial condition. In addition, the Company is not able to estimate a possible loss or range of loss in excess of the established accruals at this time.